                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.      )


Filed by the Registrant [    ]
Filed by a Party other than the Registrant [ X ]
Check the appropriate box:
    [   ]     Preliminary Proxy Statement

    [   ]     Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))

    [ X ]     Definitive Proxy Statement

    [   ]     Definitive Additional Materials

    [   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   CASCADE BANCORP
                   (Name of Registrant as Specified in Its Charter)

                                   PATRICIA L. MOSS
                      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    [ X ]     No fee required.

    [   ]     Fee computed on table below per Exchange Act Rules
              14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

                                     COMMON STOCK

(2) Aggregate number of securities to which transaction applies:

                                      2,132,967

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                        *****

(4) Proposed maximum aggregate value of transaction:

                                        *****

(5) Total fee paid:                     $0.00

[ ] Fee paid previously with preliminary materials.

                                  [LETTERHEAD]

                                     [LOGO]

                               1100 NW WALL STREET
                               BEND, OREGON 97701


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 21, 1997


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Meeting") of Cascade Bancorp (the "Company"), a bank holding company, will be held on Monday, April 21, 1997, at 5:30 p.m., Local Time, at the Riverhouse Motor Inn, 3075 N. Highway 97, Bend, Oregon.

     A Proxy and Proxy Statement for the Meeting are enclosed herewith.


     The Meeting is for the purpose of considering and acting upon:

     (1)    The election of three directors of the Company;

     (2)    The approval to amend the Company's Articles of Incorporation; and

     (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and at any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.


     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Only shareholders of record at the close of business on March 17, 1997 are entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

     YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED FORM OF PROXY WHICH IS SOLICITED BY THE BOARD OF DIRECTORS AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        PATRICIA L. MOSS
                                        SECRETARY

Bend, Oregon
March 28, 1997

                                   PROXY STATEMENT
                                          OF
                                   CASCADE BANCORP
                                1100 N.W. Wall Street
                                  Bend, Oregon 97701
                                    (541) 385-6205

                            ANNUAL MEETING OF SHAREHOLDERS
                                    APRIL 21, 1997

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cascade Bancorp (the "Company"), a bank holding company, to be used at the 1997 Annual Meeting of Shareholders of the Company (hereinafter called the "Meeting") which will be held on Monday, April 21, 1997, at 5:30 p.m., Local Time, at the Riverhouse Motor Inn, 3075 N. Highway 97, Bend, Oregon 97701, or at any adjournment or adjournments thereof. The accompanying notice of Meeting, Proxy Statement and form of proxy are being first mailed to shareholders on or about March 28, 1997.

                                REVOCATION OF PROXIES

    Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. A proxy may be revoked prior to its exercise upon written notice to the Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the approval to amend the Company's Articles of Incorporation. Mere presence of a shareholder at the meeting will not revoke a proxy. The presence, in person or by proxy, of a simple majority of the total number of shares of Common Stock outstanding will be necessary to constitute a quorum at the Meeting.

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    Shareholders of record as of the close of business on March 17, 1997, are entitled to one vote for each share held. As of March 17, 1997, the Company had 2,132,967 shares of Common Stock issued and outstanding. The Company did not have any other class of equity securities outstanding on the record date. A simple majority of the total shares voted in person or by proxy is required to elect directors and ratify or approve any other items being voted on, provided that a quorum of the shares is represented.

    Persons and groups who beneficially own in excess of 5 percent of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended, with the Company and the Federal Deposit Insurance Corporation. Based on such reports, management knows of no person who owned more than 5 percent of the outstanding shares of Common Stock as of March 17, 1997.

    The following table sets forth, as of March 17, 1997, certain information as to the shares of Common Stock beneficially owned by all executive officers and directors as a group.

                    Beneficial Ownership (1)       % of Shares Outstanding
                   --------------------------    ---------------------------

All Executive Officers
and Directors as a
Group (8 persons)         266,667 (2)                      12.50%

-----------------------

(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, over which shares the named individuals effectively exercise sole or shared voting and investment power, unless otherwise stated.

(2) Includes 29,716 shares of common stock which may be received upon the exercise of stock options that have previously been granted and that are exercisable within 60 days of March 17, 1997.

                         PROPOSAL I -- ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of eight members. The Company's by-laws provide that directors will be elected for three year staggered terms with approximately one-third of the directors elected each year. The nominees for election this year are Jerol E. Andres, Roger J. Shields and Jacob M. Wolfe.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees for a term of three years. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of directors knows of no reason why any nominee might be unavailable to serve.

         The by-laws of the Company do not allow nominations from the floor at the annual meeting. Any shareholder wishing to nominate a person for election as a director must submit that nomination to the Company on or before March 28, 1997 along with a statement of the nominees background and business experience.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW FOR DIRECTOR OF THE COMPANY.

         The following table sets forth the name of the Board of Directors' nominees for election as director and those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each current director's age, the year he or she first became a director and the number of shares of the Company's Common Stock beneficially owned.


                                                               Shares of
                                 Year First                  Common Stock
                                  Elected     Term to           Owned at             Percent
    Name               Age       Director      Expire    March 17, 1997 (1)(2)      of Class
    ----               ---       ----------   -------    ---------------------      --------
                                  BOARD NOMINEES
Jerol E. Andres          53        1993       2000 (3)          6,209                   .29%
Roger J. Shields         59        1977       2000 (3)         27,183                  1.27%
Jacob M. Wolfe           73        1976       2000 (3)         63,719                  2.99%

                                  DIRECTORS CONTINUING IN OFFICE
Gary L. Hoffman          56        1984       1998             30,439                  1.43%
Patricia L. Moss         43        1993       1998             26,707                  1.25%
L.A. Swarens             64        1976       1998             57,558                  2.70%
Gary L. Capps            61        1978       1999             43,737                  2.05%
James E. Petersen        56        1986       1999             11,115                   .52%


------------------------------------
(1) Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation, or by the individuals' spouses and minor children, except as otherwise noted. The named individuals effectively exercise sole or shared voting and investment power over these shares.

(2) Includes shares of common stock subject to outstanding stock options which are exercisable within 60 days after March 17, 1997. Such options were granted under the Company's 1994 Incentive Stock Option Plan. See "Benefits - Stock Option Plan."

(3) Assuming the individual is re-elected.

         The principal occupation of each director of the Company for the last five years is set forth below. Unless otherwise stated, each director resides in the State of Oregon.

         JEROL E. ANDRES. Mr. Andres was elected to the board in 1993. Since 1988 Mr. Andres has served as CEO/President of Eagle Crest, Inc., a Central Oregon real estate development and resort. From 1973 to 1988 Mr. Andres was Vice President of Thousand Trails. He is and has been active in the Central Oregon Community.

         GARY L. CAPPS. Mr. Capps has served as Chairman of the Board since 1984. From 1963 to 1989 Mr. Capps served as CEO of Capps Broadcasting. He is currently serving as Executive Director of the Bend Chamber of Commerce and serves as director of Crabbe Huson Company (Mutual Fund Investments) in Portland, Oregon.

         GARY L. HOFFMAN, M.D. Dr. Hoffman serves as Chairman of the Audit Committee. Since 1975 Dr. Hoffman has been in private practice as a surgeon and is a partner in the Bend Memorial Clinic. Dr. Hoffman is also a principal of Deschutes Medical Products, Inc.

         JAMES E. PETERSEN. Since 1980 Mr. Petersen has been a partner in the Bend law firm of Karnopp, Petersen, Noteboom, Hubel, Hansen and Arnett where he practices in the areas of business and corporate law and tax and estate planning. He currently serves as General Counsel for the Company and the Bank.

         L.A. SWARENS. Mr. Swarens was an organizer and founder of the Bank. Mr. Swarens also serves as Chairman of the Loan Committee of the Bank. Since 1958 Mr. Swarens has owned and operated Arnie Swarens Town & Country Realty.

         JACOB M. WOLFE. Mr. Wolfe was an organizer and founder of the Bank. Mr. Wolfe serves as Vice-Chairman of the Board of the Company and the Bank. Since 1982 Mr. Wolfe has owned and served as Chairman of the Board of Jake's Truck Stop in Bend, Oregon.

         ROGER J. SHIELDS. Since 1977 Mr. Shields has served as President and Chief Executive Officer of the Bank. He joined the Bank at its inception and has over 36 years of banking experience.

         PATRICIA L. MOSS. Since 1987 Mrs. Moss has served as Executive Vice President, Chief Financial Officer, and Secretary to the Board of Directors. She joined the Bank at its inception and has over 21 years of banking experience.

                  MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended December 31, 1996, the Board of Directors of the Company held 7 meetings and the Board of Directors of the Bank held 12 regular meetings, as well as numerous committee meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and board committees on which the director served.

         The Board of Directors of the Company has an Audit Committee consisting of Hoffman (Chair), Wolfe and Andres. The purpose of the committee is to provide direction and oversight to the internal auditor. The committee also bears responsibility for the audit function and review of the examinations of the Company by federal and state regulatory authorities and the audit by the independent auditing firm. The Audit Committee met 4 times during the 1996 fiscal year.

         The Compensation Committee consists of Shields, Capps, Hoffman and Wolfe. The purpose of the committee is to act as an ongoing advisory group to the Board of Directors on executive compensation policies and procedures and other compensation related items (i.e., profit sharing plans, benefit plans, etc.). The committee meets annually or on an as-needed basis and met 2 times during the 1996 fiscal year.

         The Loan Committee consists of all of the directors with L.A. Swarens as chairman. Loan committee meetings are scheduled on an as needed basis and primarily consists of any 2 outside directors & the loan officer seeking the approval. The Loan Committee met approximately 52 times during the 1996 fiscal year.

            PROPOSAL 2 -- APPROVAL TO AMEND THE ARTICLES OF INCORPORATION

         The Articles of Incorporation of the Company currently contain provisions that are designed to discourage "unfriendly" takeover attempts.
Article X of the current Articles requires a supermajority affirmative vote of 75% (seventy-five percent) of all stockholders to approve certain "Corporate Actions" unless the majority of the board has approved the Action. Actions subject to supermajority vote include: any merger, reorganization, consolidation or exchange of shares of the Company or its subsidiaries; any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the Company or its subsidiaries that exceed a certain book value; any plan for the partial or complete liquidation or dissolution, spin-off, split-off or split-up of the Company or its subsidiaries; and any reclassification of securities or major corporate restructuring.

         The Articles of Incorporation were adopted by the Company in 1990. In 1991, the Oregon Business Corporation Act (the "Oregon Act") was amended to also require a supermajority vote for Corporate Actions with certain stockholders. The Oregon Act is similar but not identical to Article X of the Articles of Incorporation. The Oregon Act now specifies that the stockholders must approve certain Corporate Actions by two-thirds vote of all non-interested stockholders (as opposed to the 75% percent vote of all stockholders specified in Article X of the Company's Articles of Incorporation). The new statute did not apply to the Company until January of 1994 when the Company became a public corporation listed on a national securities exchange.

         To avoid any confusion in interpreting and applying Article X and the Oregon Act, the Board has unanimously voted to amend Article X of the Articles of Incorporation such that its supermajority provision reflects the supermajority vote required under the Oregon Act. The amendment also provides for coordination of the Articles of Incorporation with any subsequent statutory amendment. The current and proposed amended language of the Articles is contained in Exhibit A of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL TO AMEND THE ARTICLES OF INCORPORATION.

                                EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended December 31, 1996, 1995 and 1994, information as to the compensation received by each executive officer of the Company who received total cash and cash equivalent forms of compensation in excess of $100,000 during this period.

                             Summary Compensation Table
                             --------------------------

                                                                    Long-term
                                                                   compensation
                                           Annual Compensation       Awards
                                           -------------------     -------------
                                                                    Number of
                                                                    securities
                                                                    underlying        All other
    Name and Principal      Year       Salary        Bonus            options     compensation (1)
         Position                        ($)           (#)              ($)             ($)
----------------------------------------------------------------------------------------------------
Roger J. Shields            1996   $  71,750     $  112,000         16,043            18,908
President/Chief Executive   1995      70,040        134,750         11,385            15,198
Officer/Director            1994      68,000        107,500          7,150            16,078

Patricia L. Moss            1996      63,100         80,080         13,673            16,620
Executive Vice President/   1995      59,750         96,250          9,680            13,358
Chief Financial Officer/    1994      58,000         75,000          6,050            14,158
Director/Secretary

-------------------
(1) Consists of the Company's contributions to the 401(k) profit sharing plan for the benefit of the named executive officers. See "Benefits - 401(k) Profit Sharing Plan."

         The following table sets forth information regarding options for the purchase of the Bancorp's Common Stock, which were granted during 1996 to the executive officers named in the Executive Compensation summary table.

                             Option Grants in Fiscal 1996
                                  Individual Grants
 ----------------------------------------------------------------------------------

                         Number of         % of total
                        securities           options
                        underlying          granted to          Exercise or
                          options          employees in         base price      Expiration
     Name               granted(1)          fiscal year           ($/Sh)           date
     ----------------   ----------        -------------         -----------     ----------
     Roger J. Shields     3,520               19.8%               $15.23        01/21/2006
     Patricia L. Moss     3,025               17.0%               $15.23        01/21/2006

------------------
(1) None of the above options were vested at the 1996 fiscal year end.



         The following table sets forth information regarding option holdings for the year ended December 31, 1996 with respect to the executive officers named in the Executive Compensation summary table.

               Aggregated Option Exercises in Last Fiscal Year
               -----------------------------------------------
                      and Fiscal Year End Option Values
                      ---------------------------------

                                                                                                Value of unexercised
                                                                                                --------------------
                                                               Number of unexercised                 in-the-money
                      Shares                                   ---------------------                 ------------
                     acquired                                  options at FY-End (#)           options at FY-End ($)(1)
                        on                 Value               ---------------------           ------------------------
                     exercise            realized
    Name                (#)                ($)              Exercisable    Unexercisable     Exercisable     Unexercisable
-----------------    --------            --------           -----------    -------------     -----------     -------------
Roger J. Shields         -                   -                12,523          3,520            165,008           22,950
Patricia L. Moss         -                   -                10,648          3,025            140,179           19,723

--------------------

(1) On December 31, 1996, the fair market value of the Company's Common Stock was $21.75. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between that amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

                          CONTINGENT COMPENSATION AGREEMENT

         The Bank has agreed to pay Roger J. Shields additional compensation should his employment with the Bank be terminated under certain conditions. The agreement is effective only if Mr. Shields' employment is involuntarily terminated in connection with the merger or sale of the Bank and/or the Company, or if he elects to terminate his employment within one year of a merger or sale. In the event of such a termination, the Bank has agreed to pay Mr. Shields a sum equal to twelve times his monthly "base salary" in effect at the time of the merger or sale. The base salary includes monthly gross salary but does not include bonuses or other compensation.

                                DIRECTOR COMPENSATION

         Members of the Board of Directors (excluding executive officers) receive $1,500 for attendance at each monthly Board meeting, the Chairman of the Board receives $1,850. Directors receive $50 per loan committee and are not compensated for other committee meetings.

                                       BENEFITS

         BONUS PLAN. The Board of Directors of the Bank believes that an incentive bonus based on earnings motivates management to perform at the highest levels. Management performance has a direct impact on the short-range and long-range profitability and viability of the institution and an incentive bonus promotes the retention of qualified management. The management incentive bonus program is at the discretion of the Board. Specific programs are developed through the Compensation Committee of the Board and approved annually by the Board of Directors.

         STOCK OPTION PLAN. In 1994, the Company's Board of Directors adopted a Stock Option Plan for key employees. Under the Stock Option Plan, the Company may grant Incentive Stock Options (ISO's) and Non-qualified Stock Options (NSO's). Pursuant to the Plan an aggregate of 150,000 shares have been reserved for future issuance by the Company upon exercise of stock options. This figure was adjusted automatically to 199,650 shares of Common Stock because of the 10% stock dividends declared in June 1994, 1995 and 1996. Options are intended to be granted to officers and selected key employees. The purposes of the Plan are to attract and retain key officers and employees and to encourage their continued participation in the Bank by facilitating their purchase of an equity interest in the Bank's parent corporation, Cascade Bancorp.

         The option price of ISO's is the fair market value at the date of grant and the option price of NSO's is to be at a price not less than 85% of fair market value at the date of grant. Generally, options are granted for a period of ten years and become exercisable in varying amounts commencing one year from the date of grant.

         As of December 31, 1996, ISO's for 73,584 shares were granted at prices ranging from $7.51 to $15.23 per share, and 126,066 shares remained available for future grant. In February 1997, ISO's for an additional 29,000 shares were granted at a price of $21.75 per share.

         401(k) PROFIT SHARING PLAN. Effective December 31, 1979, the Bank adopted the Bank of the Cascades Employees' 401(k) Profit Sharing Plan. The purpose of the Plan is to reward eligible employees for long and loyal service and to provide incentives to employees that encourage employment retention and participation in the growth and increased profitability of the Bank. The Plan was amended and restated in its entirety on January 1, 1987. Employees who are 18 years of age become eligible to participate upon completion of (6) months or 1,000 hours of service prior to the entry dates of January 1st or July 1st. Employees are allowed to contribute up to 10% of their salary to the Plan pre-tax. Annually, at the discretion of the Board, a matching contribution up to 6% of the amount of the employee's salary level, will be set aside on their behalf. In addition, the Board of Directors may make a discretionary profit sharing contribution that eligible employees may receive in cash or defer through the 401(k) Plan. Employees are 100% vested in their contribution to the Plan and are fully vested in the Bank's contributions under the Plan after seven years of service at the Bank. Employees are entitled to withdraw funds from the Plan upon retirement, death, disability, termination of employment, or in the case of certain defined instances of hardship

         OTHER BENEFIT PLANS. During the fourth quarter of 1995, the Bank established deferred compensation plans for the Board and certain key executives and managers, a salary continuation plan for certain key executives, and a fee continuation plan for the Board. In accordance with the provisions of the deferred compensation plans, participants can elect to defer portions of their annual compensation or fees. The deferred amounts generally vest as deferred. The deferred compensation plus interest is generally payable upon termination in either a lump sum or monthly installments.

         The salary continuation plan for certain key executives and the fee continuation plan for the Board, provide defined benefits to the participants upon termination. The defined benefits for the key executives and the Board are for periods of fifteen years and ten years, respectively. The benefits are subject to certain vesting requirements and vested amounts are generally payable upon termination in either a lump sum or monthly installments.

         The plans also include death benefit provisions for certain participants. To assist in the funding of the plans, the Bank has purchased life insurance policies on most of the participants for which the Bank is named the beneficiary. The Bank annually expenses amounts sufficient to accrue for the present value of the benefits payable to the participants under these plans. The cash surrender value of these policies at December 31, 1996 was approximately $3,913,000. Interest is earned on the insurance policies to substantially offset the ongoing annual expense.

                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file an initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 and Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers.

         Based solely upon the Company's review of the copies of the filings that it received with respect to the fiscal year ended December 31, 1996, and written representations from certain reporting persons, the Company believes that all reporting persons made all required Section 16 filings with respect to such fiscal year on a timely basis, except that Gary L. Hoffman filed a late statement of change in beneficial ownership on Form 4.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and officers of the Company and of the Bank, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Bank, including borrowings and investments in time deposits. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1996, the aggregate outstanding amount of all loans to officers and directors of the Company and to firms and corporations in which they have at least a 10% beneficial interest was approximately $1.7 million, which represented approximately 7% of the Company's consolidated stockholders' equity at that date.

         James E. Petersen, a director and stockholder of the Company, is a partner in the law firm of Karnopp, Petersen, Noteboom, Hubel, Hansen & Arnett, and serves as general counsel to the Company and the Bank.

                                       AUDITORS

         Symonds, Evans & Larson served as the Company's auditors for the fiscal year ended December 31, 1996. A representative of Symonds, Evans & Larson will be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

                                    OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

         The cost of solicitation of proxies will be borne by Cascade Bancorp. In addition to solicitation by mail, employees of the Company may request of shareholders the return of proxies personally, or by mail, telephone or FAX. Cascade Bancorp will, upon request, reimburse brokers or other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and obtaining authorization from beneficial owners of the Company's stock to execute proxies.

                                SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials of Cascade Bancorp for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 1100 N.W. Wall Street, Bend, Oregon, 97701 no later than December 31, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Exchange Act.

                        INFORMATION AVAILABLE TO SHAREHOLDERS

         THE COMPANY'S 1996 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT AND THE COMPANY'S FILINGS OF FORM 10-KSB AND QUARTERLY REPORTS ON FORM 10-0QSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE FROM PATRICIA
L. MOSS, CHIEF FINANCIAL OFFICER, CASCADE BANCORP, P.O. BOX 369, BEND, OREGON 97709, OR E-MAIL Cascade@BOTC.Com.

                                     EXHIBIT "A"

    Current Section 10.2:

    Section 10.2 SHAREHOLDER VOTES. In addition to any affirmative vote required by law or under any other provision of these Articles of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in
Section 10.3 herein, no Corporate Action shall be authorized or effected unless there is cast the affirmative vote of at least 75 percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

    Proposed amended Section 10.2:

         "10.2 SHAREHOLDER VOTE. In addition to any affirmative vote required by law or under any other provision of these Articles of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section 10.3 hereof, no Corporate Action shall be authorized or effected unless there is cast the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation held by shareholders who are not interested shareholders as defined in ORS 60.825 and who are otherwise entitled to vote generally in the election of directors.

    Current Section 10.3:

    Section 10.3 EXCEPTION TO 75% REQUIREMENT. The provisions of Sections 10.2 hereof shall not be applicable to any particular Corporate Action and such Corporate Action shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if a majority of all Continuing Directors of the Corporation vote in favor of and recommend approval of the Corporate Action to the shareholders.

    Proposed amended Section 10.3:

         10.3 EXCEPTION TO TWO-THIRDS REQUIREMENT.  The provisions of
         Section 10.2 hereof shall not be applicable to any particular Corporate Action and such Corporate Action shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if a majority of all Continuing Directors of the Corporation vote in favor and recommend approval of the Corporate Action to the shareholders."

    Proposed new Section 10.4:

         "10.4 COORDINATION WITH SATUTUE: The provisions of this
         Article X shall be subordinate to the provisions of ORS
         60.825 to ORS 60.845 as amended, such that said statutory provisions shall control over any conflicting provisions of this Article. Further, the invalidity or unenforceability of any particular provision or provisions of this Article shall not affect any other provisions hereof, and in such event this Article shall be construed in all respects as if such invalid or unenforceable provisions were amended to conform to such statutory provisions."

                                CASCADE BANCORP PROXY
                        1100 N.W. Wall Street, Bend, OR 97701
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Gary L. Capps and Roger J. Shields, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Cascade Bancorp (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the RIVERHOUSE MOTOR INN, 3075 N. HIGHWAY 97, BEND, OREGON, ON APRIL 21, 1997, AT 5:30 P.M. PDT, and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1.  ELECTION OF DIRECTORS:
         [   ]  FOR all nominees listed below
                (EXCEPT AS MARKED TO THE CONTRARY BELOW)
         [   ]  WITHHOLD AUTHORITY
                TO VOTE FOR ALL NOMINEES LISTED BELOW

    (INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
     STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

         JEROL E. ANDRES
         ROGER J. SHIELDS
         JACOB M. WOLFE

2.  THE APPROVAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION:

         [   ]  FOR
         [   ]  AGAINST
         [   ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof.

This proxy will be voted in the Election of Directors in the manner described in the Proxy Statement for Annual Meeting of Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). (IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, ------------------------------------------ trustee or guardian, please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            [  ]  PLEASE MARK HERE IF YOU PLAN
                                            TO ATTEND THE MEETING AND VOTE YOUR
                                            SHARES.


                                  --------------------------------------------
                                    Signature

Dated:                  , 1997
     -------------------          --------------------------------------------
                                    Signature if held jointly

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.